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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2003

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)
10540 South Ridgeview Road Olathe, Kansas 66061 (Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On October 31, 2003, NIC Inc. issued a press release announcing that the trustees of the National Information Consortium Voting Trust have distributed five percent of the NIC shares held by the trust to its beneficial holders, and that four affiliates of NIC, who are also beneficiaries of the trust, intend to adopt prearranged trading plans in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99—Press release issued by NIC Inc. dated October 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.
Date: November 3, 2003	/s/ STEPHEN M. KOVZAN Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES